CB Financial Services, Inc.

The Holding Company of Community Bank

Corporate Overview

July 2015

Forward-Looking Statements

Statements contained in this investor presentation that are not historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 and such forward-looking statements are subject to significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions contained in the Act. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company and its subsidiaries include, but are not limited to, changes in market interest rates, general economic conditions, changes in federal and state regulation, actions by our competitors, loan delinquency rates, our ability to control costs and expenses, and other factors that may be described in the Company's periodic reports as filed with the Securities and Exchange Commission. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statement except as may be required by applicable law or regulation.

Franchise Summary

Financial Highlights (6/30/2015)	
Assets	**$837 M**
Total Loans HFI	**$663 M**
Deposits	**$695 M**

- NASDAQ ticker: CBFV
- Attractive franchise in heart of the Marcellus Shale Region
- Top 10 market share in core operating area[(1)]; focused in South Hills market of the Pittsburgh metropolitan area and in Greene County Pennsylvania
- Appropriate scale to serve a diversified commercial client base across Southwestern Pennsylvania
- FedFirst acquisition expanded our footprint into Westmoreland and Fayette Counties, our product offering and improved our ability to cross sell



Ross Township
Moon
Township of Hanover
Imperial
Pittsburgh
Penn Hills
Plum
Homestead
Murrysville
Burgettstown
McDonald
Mt Lebanon
West Mifflin
McKeesport
Bethel Park
McMurray
Irwin
Houston
Rostraver
Monongahela
Southpointe
Washington
Eighty Four
Taylorstown
Bentleyville
Beallsville
California
Prosperity
Amity
Deemston
Dallas
Smock
Graysville
Wind Ridge
Sycamore
Rogersville
Waynesburg
Uniontown
Hopwood
Aleppo
Fairchance
Smithfield
Spraggs
New Freeport
Point Marion

Source: SNL Financial as provided by the FDIC. Deposit market share data as of June 30, 2014, as adjusted for acquisitions to the extent discernable.
(1) Core operating area excludes Allegheny County.

Attractive Southwestern PA Market

Region Overview

- Franchise encompasses the following counties:
  - Washington
  - Greene
  - Westmoreland
  - Fayette
  - Allegheny

Major Employers in Core Operating Area[1]

- The Washington Hospital
- CONSOL Energy, Inc.
- Meadows Racetrack and Casino
- Monongahela Valley Hospital
- Caterpillar
- Alpha Natural Resources
- GMS Mine Repair and Maintenance
- Westmoreland Regional Hospital

Summary Statistics (5 County Franchise)

- Population of nearly 2 million
- 2015 median household income of approximately $53,500
- Projected household income growth (2015-2020) of 16.2% (vs. 8.6% in PA and 6.7% nationally)
- Over 80,000 total businesses located within the operating area

Scarcity of Community Banks in Core Operating Area

	Operating Area[1]		
Bank Name	Rank	Deposit Market Share	Bank Total Assets ($000)
PNC Bank, NA	1	27.52%	340,231,492
Citizens Bank, NA	2	9.69%	136,905,651
First National Bank of PA	3	8.80%	16,103,668
First Commonwealth Bank	4	6.73%	6,310,541
S&T Bank	5	5.91%	4,968,215
Washington Financial Bank[2]	6	5.87%	1,070,992
First Federal SLA of Greene Cty[2]	7	5.34%	910,564
First Niagara Bank, NA	8	5.11%	38,850,083
Community Bank	**9**	**4.68%**	**836,767**
cfsbank[2]	10	3.03%	531,844

Source: SNL Financial for all demographic data, the Pennsylvania Department of Labor and Industry and the Washington County, PA Chamber of Commerce. Summary county statistics are deposit-weighted.
Note: Community Bank total assets reflects 6/30/15 CBFV total assets.
(1) Core operating area excludes Allegheny County.
(2) Mutual institution. cfsbank formerly known as Charleroi Federal Savings Bank.

Marcellus Shale - Regional Economic Driver

Marcellus Shale Overview

- Currently produces about 16 billion cubic feet of natural gas daily (would rank 9th in natural gas production worldwide)[(1)]
- Production has increased 8-fold since 2009[(2)]
- The bulk of the natural gas is produced in Pennsylvania and West Virginia; New York has placed moratorium on shale gas drilling
- Currently the Marcellus Shale region produces 36% of domestic natural gas production[(2)]
- Directly and indirectly supports an estimated 90,000 Pennsylvania jobs[(3)]
- It has been estimated that $1.7 billion to $2.4 billion of positive economic impact has been experience by Washington County during 2011-2013[(4)]

Map of Marcellus / Utica Shale Region



MASS.
NEW YORK
CONN.
N.J.
PENNSYLVANIA
CBFV Market Area
M.D.
WEST VIRGINIA
VIRGINIA
Utica
Marcellus
Utica underlying Marcellus

(1) U.S. Energy Information Administration June 2013 Technically Recoverable Shale Oil and Shale Gas Resources.
(2) U.S. Energy Information Administration June 2015 Drilling Productivity Report.
(3) Pennsylvania Department of Labor & Industry, Center for Workforce Information and Analysis, "Marcellus Shale Update", July 2015.
(4) An Analysis of the Economic Impact of Unconventional Shale Development in Washington County, Pennsylvania (2011-2013)," Center for Energy Policy and Management (CEPM), Washington and Jefferson College.

Historical Financial Highlights

($000s except per share)	2012 FY 12/31/12	2013 FY 12/31/13	2014 FY 12/31/14	2014 Q2 6/30/14	2015 Q1 3/31/15	2015 Q2 6/30/15
Balance Sheet						
Total Assets	$546,753	$546,486	$846,314	$538,519	$851,457	$836,767
Total Loans HFI	348,130	379,146	685,646	387,349	665,035	663,150
Total Deposits	470,148	480,335	697,494	474,682	709,438	695,455
Tangible Common Equity	42,259	42,847	71,392	42,274	73,297	74,439
Capital Ratios (%)						
Tang. CE / Tang Assets	7.76%	7.87%	8.54%	7.88%	8.71%	9.01%
Tier 1 Ratio(1)	11.87	12.12	11.82	11.49	12.37	13.08
Risk-Based Capital Ratio(1)	13.13	13.38	13.06	12.75	13.29	14.04
TBV Per Share	$17.29	$17.36	$17.53	$17.99	$18.00	$18.28
Asset Quality (%)(2)						
NPAs/ Assets	1.23%	0.78%	0.86%	0.85%	0.87%	0.92%
NCOs/ Avg Loans	0.12	0.17	0.04	0.03	0.01	0.10
Reserves/ NPLs	102.1	137.0	73.9	191.0	80.4	76.7
Profitability						
Net Income	$4,217	$4,256	$4,292	$739	$2,295	$2,240
ROAA	0.78%	0.79%	0.72%	0.54%	1.09%	1.06%
ROAE	9.6	9.4	8.6	6.7	11.2	10.6
Net Interest Margin (FTE)	3.27	3.23	3.47	3.40	3.89	3.78
Efficiency Ratio(3)	70.0	70.8	65.3	68.3	61.9	61.0
Diluted EPS	$1.70	$1.72	$1.63	$0.31	$0.56	$0.55

- Consistently profitable throughout the financial crisis
- Successful integration of FFCO acquisition
- Q2 2015 ROAA and ROAE in excess of 1% and 10%, respectively
- Nonperforming assets of approximately 90 basis points of total assets
- Net charge-offs and nonperforming asset levels consistently below peer median levels
- Sold $38.2 million of residential loans during Q2 2015 at a small loss

Source: Company documents.
(1) Represents bank level for 2012.
(2) NPLs include nonaccrual loans, loans 90+ days past due and TDRs. NPAs include NPLs and OREO.
(3) Efficiency Ratio = noninterest expense divided by the sum of net interest income and noninterest income. 2014 and 6/30/14 exclude merger related expense.

Diversified Business Mix

Retail Banking & Wealth Management

- Nearly a quarter of deposits are noninterest bearing
- Approximately 75% non-time deposits
- Excellent retail branch coverage of Southwestern PA market in the heart of the Marcellus Shale Region
- Wealth management services linked strongly to Marcellus Region footprint

Commercial Banking

- FedFirst augments legacy team of experienced commercial bankers
- Pat O'Brien focused on new commercial business generation and sales culture
- Well positioned to serve the needs of small and medium sized businesses in the Marcellus Shale Region

Mortgage Banking

- FedFirst historically retained much of its production
- Provides opportunity for fee revenue enhancement
- Active mortgage origination platform with dedicated mortgage originators

Insurance

- Complementary to commercial and retail banking business
- Insurance revenue accounts for approximately 50% of fee income
- All legacy Exchange Underwriters production staff retained

Balanced Fee Revenue Mix With Opportunity For Continued Improvement

- Fee income sources comprise approximately 20% of total revenue
- Continued opportunity to improve deposit fee income from legacy FedFirst franchise
- Wealth management business being incorporated into legacy FedFirst locations
- Insurance business being incorporated into legacy Community Bank locations

Revenue Mix – Q1 2015 | **Fee Revenue Mix – Q1 2015**



Net Interest Income 80%
Fee Income 20%
BOLI Income 6.5%
Other Noninterest Income 11.0%
Insurance Commissions 51.0%
Deposit Fees & Sevice Charges 31.6%

2015 Q1 Fee Income: $1.8 Million

Source: Company documents.

Loan and Deposit Composition

- Well leveraged balance sheet with loan to deposit ratio in excess of 90%

3/31/15 Gross Loans HFI ($665 M)



Other
1.1%
Consumer
12.6%
Commercial RE
25.8%
Commercial & Industrial
10.9%
Construction
3.3%
Residential RE
46.4%

3/31/15 Deposits ($709 M)



Time Deposits <$100,000
13.7%
MMDA and Savings
40.4%
Time Deposits >$100,000
9.3%
NIB Demand
23.3%
Other Transaction Accounts
13.4%

Yield on Loans: 4.46%

Cost of Deposits: 0.34%

Source: Company documents; Data is as of 3/31/15. Yield and cost data is for the quarter ended 3/31/15 and is annualized.

Strong Historical Asset Quality Relative to PA Peers

Nonperforming Assets / Assets[(1)]



2.00%
1.50%
1.00%
0.50%
0.00%
1.15%
1.23%
0.78%
0.86%
0.87%
0.92%
2011Y
2012Y
2013Y
2014Y
2015Q1
2015Q2
CBFV
PA Peer Median

Nonperforming Loans / Loans[(2)]



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.61%
1.66%
1.04%
1.03%
1.02%
1.12%
2011Y
2012Y
2013Y
2014Y
2015Q1
2015Q2
CBFV
PA Peer Median

Allowance for Loan Losses / NPLs[(2)(3)]



200%
150%
100%
50%
0%
107.0%
102.1%
137.0%
73.9%
80.4%
76.7%
2011Y
2012Y
2013Y
2014Y
2015Q1
2015Q2
CBFV
PA Peer Median

NCOs / Avg. Loans



0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.11%
0.12%
0.17%
0.04%
0.01%
0.10%
2011Y
2012Y
2013Y
2014Y
2015Q1
2015Q2
CBFV
PA Peer Median

Source: SNL Financial and company documents, Peers include all commercial banks and bank holding companies headquartered in Pennsylvania with assets $300 million to $1.0 billion.

(1) Non-Performing Assets = Nonaccrual + TDRs + 90 day past due and still accruing + OREO.

(2) Non-Performing Loans = Nonaccrual + TDRs + 90 day past due and still accruing.

(3) Loans acquired in connection to the merger with First Federal Savings Bank were recorded at their estimated fair value at the acquisition date and did not include a carryover of the allowance for loan losses. As of 3/31/15, the remaining accretable discount on the loans acquired at fair value was $4.0 million.

Key Senior Management

Ralph Sommers

- Chairman
- Joined Community Bank in 1979 as EVP
- Became President in 1984 and President & CEO in 1988
- Served as director since 1983 and Chairman since 1999

Pat McCune

- Vice Chairman, President & CEO
- Responsibilities to include day to day organizational oversight
- Attorney by training; joined Board in 1992 and left law practice to become President in 1999

Pat O'Brien

- Director, Senior Executive Vice President
- Responsible for new commercial business generation, sales culture and business line integration
- Joined FedFirst in 2005; previously a Regional President of WSBC

Kevin Lemley

- Executive Vice President and Chief Financial Officer
- Responsible for financial oversight and new SEC reporting requirements
- Joined CBFV in 2011; previously SVP and CFO of Centra Bank

Ralph Burchianti

- Executive Vice President and Chief Credit Officer
- Responsibilities include oversight of credit & underwriting policies for the combined organization
- Nearly 30 years of experience with CBFV

Rich Boyer

- Director and Vice President - Insurance
- Manages day to day operations of Exchange Underwriters and generates new business
- President of Exchange Underwriters since 1989; sold 80% interest to FedFirst in 2002

Strategic Vision for CB Financial Services

- Successful integration of FedFirst into the Community Bank organization complete
- Grow to over $1.0 billion in total assets
- Maintain focus on region southwest of metro Pittsburgh
- Creation of a sales culture which builds full relationships with our commercial business customers
- Maintain 1%+ ROAA and double digit ROAE
- Empower our experienced, high quality employees to provide superior customer service in all aspects of our business
- Be the Community Bank of choice in the Marcellus Shale Region for small and medium sized businesses

CB Financial Services – Recent Achievements

- **November 3, 2014:** Our common stock started to trade on the NASDAQ Global Market under the symbol "CBFV"
- **April 2015:** Ambassador Financial Group named CBFV the 4th highest performer in Western Pennsylvania(1) for its 2014 Return on Equity
- **April 2015:** Bauer Financial awarded CBFV with its highest "Five Star" rating, available only to the strongest banks in the nation
- **April 27, 2015:** American Banker magazine recognized CBFV as being among the "Top 200" performing community banks(2) in the nation for its three year average Return on Equity
- **June 1, 2015:** CBFV was added to the "ABA NASDAQ Community Bank Index"
- **June 18, 2015:** Pat McCune, President & CEO, was awarded the "World Class CEO" award by the Southpointe CEO Association

(1) Ambassador Financial Group 4th Quarter Community Bank Report.
(2) Includes bank holding companies, banks, and thrifts that had total assets of less than $2 billion as of 12/31/14 and that are publicly traded or report financials to the SEC.